SYNOVUS®

FIRST QUARTER RESULTS

April 23, 2013

125 YEARS OF SERVICE

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends and key credit metrics, including classified assets and future NPL inflows; (2) expectations on loan balances and future loan growth; (3) expectations on deposit trends and deposit mix; (4) expectations on mortgage banking and other non-interest income; (5) expectations regarding the status of our MOUs and related regulatory matters; (6) expectations regarding the repayment of our obligations under TARP; (7) expectations regarding our ability to receive dividends from Synovus Bank; (8) expectations regarding the impact of our ongoing efficiency initiatives and further cost savings; and (9) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2012 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; the ratio of pre-tax, pre-credit costs income to risk weighted assets; non-interest income excluding net investment securities gains; core expenses, net sequential quarter loan (decline) growth, core deposits, the Tier 1 common equity ratio; and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are income before income taxes; the ratio of net income (loss) to average total assets, total non-interest income, total non-interest expense, net sequential quarter total loan (decline) growth; total deposits; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. Pre-tax, pre-credit costs income and pre-tax, pre-credit costs income to risk weighted assets are measures used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as restructuring charges. Non-interest income excluding net investment securities gains is a measure used by management to evaluate non-interest income exclusive of net investment securities gains. Core expenses is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. Net sequential quarter loan (decline) growth is a measure used by management to evaluate organic loan growth. Core deposits is a measure used by management to evaluate organic growth of deposits and the quality of deposits as a funding source. The Tier 1 common equity ratio and the tangible common equity to tangible assets ratio are used by management to assess the strength of our capital position. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Pre-tax income increased 29.6% to $46.6 million; highest level in five years

1Q13 Highlights

- Pre-tax income increases 29.6% vs. 1Q12 to $46.6 million; highest level in five years
- Net income available to common shareholders of $14.8 million or $0.02 per diluted share
  - 1Q13 results include $4.9 million in restructuring charges
  - Earnings now fully taxed at 36.5% after 4Q12 DTA recapture
- Performance driven by continued improvement in credit quality and further expense reductions

Income Statement Data

(in thousands, except per share data)	1Q13	4Q12	1Q12
Net interest income	$199,814	$207,456	$220,959
Non-interest income excluding securities gains, net (1)	64,676	71,884	64,056
Core expenses (1)	163,804	171,384	174,447
Pre-tax, pre-credit costs income (1)	100,686	107,956	110,568
Investment securities gains, net	45	8,233	20,083
Credit costs (2)	49,291	185,762	90,898
Restructuring charges	4,850	1,969	858
Visa indemnification charges	37	757	2,979
Income (loss) before taxes	46,553	(72,299)	35,916
Income tax expense (benefit)	16,979	(796,339)	(77)
Dividends and accretion of discount on preferred stock	14,776	14,736	14,624
Net income available to common shareholders	$14,798	$709,304	$21,369
Diluted net income per common share	$0.02	$0.78	$0.02
Average diluted common shares outstanding	910,835	911,251	908,986

(1) Non-GAAP financial measure; see appendix.
(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Performance driven by lowest credit costs[1] in over five years and further decreases in core expenses[2]



(in millions)
Credit Costs(1)
$900
$675
$450
$225
$0
↓$41.6 million or 45.8% from 1Q12
3Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13



Core Expenses(2)
$225
$206
$188
$169
$150
3Q07
1Q08
1Q09
1Q10
1Q11
1Q12
1Q13

(1) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Non-GAAP financial measure; see appendix.

Net interest margin declined modestly


3.55%
3.45%
3.35%
3.25%
3.55%
3.48%
3.51%
3.45%
3.43%
1Q12
2Q12
3Q12
4Q12
1Q13

- 1Q13 vs. 4Q12:
  - Yield on earning assets down 4 b.p.s
  - Effective cost of funds down 2 b.p.s

Loan balances impacted by borrowing patterns, pricing discipline, and CRE pay-downs

- Continue to assert discipline in pricing and structure
- Corporate banking(1) loans grew $158 million from 4Q12
- Increase in pipeline and commitments provide positive indicators of future loan balances
- Expect net loan growth in 2Q13



(in billions)
Total Loans
$19.84
$3.86
$8.93
$7.05
64%
36%
$19.54
$4.00
$9.10
$6.44
$19.37
$3.97
$9.04
$6.36
67%
33%
1Q12
4Q12
1Q13
CRE
C&I
Retail

(in millions)

	1Q12	4Q12	1Q13
Sequential quarter total loan decline:	($236.1)	($190.2)	**($173.8)**
Sequential quarter net loan (decline) growth(2):	($25.3)	$345.4	**($51.6)**

(1) Consists of loan syndications, senior housing, and other corporate business lines
(2) Excluding the impact transfers to loans held for sale, charge-offs, and foreclosures, Non-GAAP financial measure; see appendix.

Expected decrease from temporary deposits drove core deposits* balance



(in billions)
Total Deposits
$24
$16
$8
$0
$22.1
$1.4
$4.2
$4.2
$6.8
$5.5
6%
19%
75%
$21.6
$1.1
$4.1
$4.0
$6.8
$5.6
$20.8
$0.9
$3.8
$4.0
$6.7
$5.4
$21.1
$1.1
$3.6
$4.6
$6.1
$5.7
$20.6
$1.3
$3.5
$4.4
$6.1
$5.2
6%
17%
77%
1Q12
2Q12
3Q12
4Q12
1Q13
Non-interest Bearing
Money Market
NOW/Savings
Time
Brokered

- Remain solidly positioned in markets
- Expected reductions in clearing and SCM temporary accounts, which were at elevated levels at year-end, were the primary drivers of the core deposit decline in 1Q13
- Minimal impact to-date from TAGP expiration
- Continue to focus on growth in relationship based, non-collateralized core deposits

*Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.

Cost of core deposits stable vs. 4Q12



Core Deposits(1) Cost (2)
80 b.p.s
60 b.p.s
40 b.p.s
20 b.p.s
0 b.p.s
72 b.p.s
67 b.p.s
62 b.p.s
53 b.p.s
47 b.p.s
41 b.p.s
34 b.p.s
30 b.p.s
30 b.p.s
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

(1) Core deposits represent total deposits less brokered deposits. Non-GAAP financial measure; see appendix.
(2) Cost of core deposits including non-interest bearing deposits

Decrease in non-interest income driven by declines in securities gains, mortgage banking income, and seasonality

- Increases over 1Q12 in service charges on deposit accounts and other fee income driven by previously implemented fee income initiatives
- Aggressive pursuit of cross-selling strategies reflected in linked quarter and year-over-year growth in brokerage and fiduciary and asset management fees
- Sequential quarter decline in bankcard fees due to 4Q12 one-time benefit and seasonality
- Mortgage banking income declined $2.1 million from elevated levels in 4Q12; remainder of 2013 expected to be at similar levels as 1Q13

(in thousands)	1Q13	1Q13 vs. 4Q12 $ Change	1Q13 vs. 1Q12 $ Change
Service charges on deposit accounts	$19,521	($1,362)	$1,290
Fiduciary and asset management fees	10,971	434	136
Brokerage revenue	7,594	467	947
Mortgage banking income	6,917	(2,108)	914
Bankcard fees	7,064	(3,073)	(515)
Investment securities gains, net	45	(8,188)	(20,038)
Other fee income	5,487	(724)	787
Private equity investments gains (losses)	(257)	(2,062)	(350)
Other non-interest income	7,379	1,219	(2,590)
Total non-interest income	**$64,721**	**($15,397)**	**($19,419)**
Non-interest income excluding investment securities gains, net*	**$64,676**	**($7,209)**	**$619**

*Non-GAAP financial measure; see appendix.

Achieved further declines in non-interest expense and core expenses*


(dollars in millions)
$203.1
$174.4
$208.3
$179.0
$191.5
$167.4
$213.3
$171.4
$182.3
$163.8
Total Non-interest Expense
Core Expenses*
1Q12
2Q12
3Q12
4Q12
1Q13

	1Q12	2Q12	3Q12	4Q12	1Q13
Headcount:	**5,163**	**5,151**	**5,037**	**4,963**	**4,794**

- Non-interest expense declined by $31.1 million or 14.6% vs. 4Q12
  - 1Q13 included $4.9 million in restructuring charges compared to $2.0 million in 4Q12
- Core expenses* decreased by $7.6 million or 4.4% vs. 4Q12 despite $3.0 million seasonal increase in payroll taxes
  - Realized across the board expense reductions
- Initiatives to reduce expenses by $30 million in 2013 well on track
- Headcount down 169 positions from 4Q12

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Credit costs[1] improved by 45.8% vs. 1Q12



(in millions)
$200
$150
$100
$50
$0
$177
$35
$142
$158
$38
$120
$143
$41
$102
$91
$36
$55
$91
$25
$66
$70
$26
$44
$86
$22
$64
$186
$39
$147
$49
$13
$36
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Provision for Loan Losses
Other Credit Costs(2)

(1) Consist of provision for loan losses plus other credit costs. Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

NPL inflows decreased 39.9% from a year ago



(in millions)
$310
$233
$155
$78
$0
$307
$231
$222
$189
$140
$124
$115
$263
$84
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

- NPL inflows returned to levels below 3Q12, as expected
- Synovus currently has two substandard accruing credits and six special mention credits greater than $20 million, none of which are over $40 million

NPLs decreased 38.6% from a year ago; Bank[1] classified assets ratio declined to 36.7%

(dollars in millions)


Non-performing Loans
4.4%
3.3%
2.2%
1.1%
0%
$895
4.27%
$885
4.32%
$872
4.34%
$883
4.40%
$836
4.21%
$755
3.84%
$700
3.55%
$543
2.78%
$513
2.65%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13


Bank(1) Classified Assets Ratio(2)
75%
56%
38%
19%
0%
$2,617
74.6%
$2,603
75.0%
$2,376
68.2%
$2,178
62.5%
$2,024
57.7%
$1,965
55.9%
$1,788
50.7%
$1,347
38.0%
$1,317
36.7%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

- 1Q13 Synovus Financial Corp. classified assets ratio was 43.5%

(1) Synovus Bank
(2) Classified assets as a % of Tier I capital + ALLL

Net charge-offs declined significantly; past dues remained low

(dollars in millions)


Net Charge-offs(1)
4%
3%
2%
1%
0%
3.12%
$167
3.22%
$167
2.72%
$138
2.26%
$114
1.90%
$95
1.99%
$99
1.97%
$96
3.94%
$193
1.18%
$57
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13


Past Due Loans(2)
1.0%
0.8%
0.5%
0.3%
0%
0.96%
0.91%
0.05%
0.97%
0.86%
0.11%
0.99%
0.86%
0.13%
0.74%
0.67%
0.07%
0.73%
0.69%
0.04%
0.47%
0.44%
0.03%
0.55%
0.50%
0.05%
0.54%
0.51%
0.03%
0.46%
0.43%
0.03%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Accruing > 90 Days Past Due
Accruing 30 - 89 Days Past Due

(1) As a % of average loans, annualized
(2) As a % of total loans

Performing TDRs down 7.5% from 4Q12

(dollars in millions)

Composition of 1Q13 Performing TDRs



Pass
17%
$108
Substandard
42%
$261
Special Mention
41%
$255

Performing TDRs



$700
$525
$350
$175
$0
$651
$687
$699
$675
$624
1Q12
2Q12
3Q12
4Q12
1Q13

- Over 99% of performing TDRs are paid current; there are no performing 90-day past due TDRs
- 58% of performing TDRs are rated better than substandard
- Most TDR designations are due to interest rate concessions
- 71% of performing TDRs are not residential or land-related

Strong capital ratios[1]

	1Q12	4Q12	**1Q13**
Tier 1 capital ratio	13.19%	13.24	**13.50**[2]
Tier 1 common equity ratio[3]	8.67	8.72	**8.93**[2]
Total risk-based capital ratio	16.57	16.18	**16.45**[2]
Leverage ratio	10.41	11.00	**11.27**
Tangible common equity ratio[3]	6.81%	9.66	**9.89**

- $687.0 million of net deferred tax assets excluded from Tier 1 capital at March 31, 2013 compared to $710.5 million at December 31, 2012.

(1) Synovus Financial Corp.
(2) Preliminary
(3) Non-GAAP financial measure; see appendix.

Bank[1] capital ratios continue to expand

	1Q12	4Q12	1Q13
Tier 1 capital ratio	14.29%	14.88	**15.33**[2]
Total risk-based capital ratio	15.55	16.14	**16.58**[2]
Leverage ratio	11.27%	12.41	**12.80**

- $500.6 million of net deferred tax assets excluded from Tier 1 capital at March 31, 2013 compared to $527.3 million at December 31, 2012.

(1) Synovus Bank
(2) Preliminary

Dramatic improvements position Synovus for future success

(dollars in millions)		Years Ended December 31, 2009		2010		2011		2012		1Q13
NPL inflows	$	3,121	$	1,587	$	949	$	641	$	84
NPL ratio		6.13%		4.13%		4.40%		2.78%		2.65%
NPA ratio		7.14%		5.83%		5.50%		3.57%		3.47%
Total past dues as a % of total loans		1.03%		0.82%		0.74%		0.54%		0.46%
Net charge-off ratio (1)		5.37%		5.82%		2.84%		2.45%		1.18%
Total credit costs	$	2,187	$	1,330	$	568	$	433	$	49
Classified assets ratio- Synovus Financial Corp.(1)		91%		85%		70%		45%		43%
Classified assets ratio- Synovus Bank(2)		85%		75%		62%		38%		37%
Time and brokered deposits as a % of total deposits		46%		37%		28%		22%		23%
Tier 1 common equity ratio(3)		6.66%		8.63%		8.49%		8.72%		8.93% (4)
Leverage ratio		8.12%		9.44%		10.08%		11.00%		11.27%
Tangible common equity ratio(3)		5.74%		6.73%		6.81%		9.66%		9.89%
Income (loss) before taxes(5)	$	(1,606)	$	(849)	$	(60)	$	31	$	47

(1) As a % of average loans, annualized
(2) Classified assets as a % of Tier I capital + ALLL
(3) Non-GAAP financial measure; see appendix.
(4) Preliminary
(5) From continuing operations

1888 1889 1890 1891 1892 1893 1894 1895 1896 1897 1898 1899 1900 1901 1902 1903 1904 1905 1906 1907 1908 1909 1910 1911 1912 1913 1914 1915 1916 1917 1918 1919 1920 1921 1922 1923 1924 1925 1926 1927 1928 1929 1930 1942 1943 1944 1945 1946 1947 1948 1949 1950 1951 1963 1964 1965 1966 1967 1968 1969 1970 1971 1972 1973 1974 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013

Recent developments

- February 2013 - Fitch Ratings changes outlook on Synovus to Positive
- February 2013 - Standard & Poor's Ratings Services changes outlook on Synovus to Positive; also upgrades long-term counterparty credit rating by one level
- April 2013 - Federal Reserve Bank of Atlanta and Georgia Department of Banking and Finance (GDBF) lift Synovus' Memorandum of Understanding (MOU)
- Synovus Bank continues to be subject to MOU with the FDIC and GDBF; expected to be lifted in near term

TARP repayment expectations

- TARP repayment will likely occur during 3Q13
- Expected TARP repayment sources
  - Largest single component from existing cash, primarily upstream dividend from bank subsidiary
  - Additionally, a Tier I capital component (combination of common and/or preferred stock)
  - Balance will likely be debt issuance

APPENDIX

125 YEARS OF SERVICE

Earnings Summary

(in thousands, except per share data) **Income Statement Data**	**1Q13**	**4Q12**	**1Q13 vs. 4Q12 $ change**
Net interest income	$199,814	$207,456	($7,642)
Non-interest income excluding securities gains, net (1)	64,676	71,884	(7,208)
Core expenses(1)	163,804	171,384	(7,580)
Pre-tax, pre-credit costs income (1)	100,686	107,956	(7,270)
Investment securities gains, net	45	8,233	(8,188)
Credit costs (2)	49,291	185,762	(136,471)
Restructuring charges	4,850	1,969	2,881
Visa indemnification charges	37	757	(720)
Income tax expense (benefit)	16,979	(796,339)	813,318
Dividends and accretion of discount on preferred stock	14,776	14,736	40
Net income available to common shareholders	$14,798	$709,304	($694,506)
Diluted net income per common share	$0.02	$0.78	($0.76)
Average diluted common shares outstanding	910,835	911,251	(416)

- Average diluted common shares include impact of tMEDS (approximately 123 million shares)

(1) Non-GAAP financial measure; see appendix.

(2) Consist of provision for loan losses plus other credit costs; other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-interest Income

(dollars in thousands)	1Q13	4Q12	1Q12	1Q13 vs. 4Q12 % Change	1Q13 vs. 1Q12 % Change
Service charges on deposit accounts	$19,521	$20,883	$18,231	(6.5%)	7.1%
Fiduciary and asset management fees	10,971	10,537	10,835	4.1%	1.3%
Brokerage revenue	7,594	7,127	6,647	6.6%	14.2%
Mortgage banking income	6,917	9,025	6,003	(23.4%)	15.2%
Bankcard fees	7,064	10,137	7,579	(30.3%)	(6.8%)
Investment securities gains, net	45	8,233	20,083	(99.5%)	(99.8%)
Other fee income	5,487	6,211	4,700	(11.7%)	16.7%
Private equity investments gains (losses)	(257)	1,805	93	nm	nm
Other non-interest income	7,379	6,159	9,968	19.8%	(26.0%)
Total non-interest income	**$64,721**	**$80,117**	**$84,139**	**(19.2%)**	**(23.1%)**
Non-interest income excluding investment securities gains, net*	**$64,676**	**$71,884**	**$64,056**	**(10.0%)**	**1.0%**

* Non-GAAP financial measure; see appendix.

nm - not meaningful

Non-interest Expense

(dollars in thousands)	1Q13	4Q12	1Q12	1Q13 vs. 4Q12 % Change	1Q13 vs. 1Q12 % Change
Salaries and other personnel expense	$93,917	$94,901	$92,622	(1.0%)	1.4%
Net occupancy and equipment expense	24,167	26,063	26,706	(7.3%)	(9.5%)
FDIC insurance and other regulatory fees	8,480	8,237	14,663	3.0%	(42.2%)
Foreclosed real estate expense	10,940	34,978	22,972	(68.7%)	(52.4%)
Other credit costs	2,655	4,258	1,877	(37.6%)	41.4%
Professional fees	7,095	12,037	9,267	(41.1%)	(23.4%)
Third-party services	9,929	9,540	9,137	4.1%	8.7%
Restructuring charges	4,850	1,969	858	nm	nm
Visa indemnification charges	37	757	2,979	nm	nm
Other operating expenses	20,216	20,606	22,052	(1.9%)	(8.3%)
Total non-interest expense	**$182,286**	**$213,346**	**$203,133**	**(14.6%)**	**(10.3%)**
Core expenses*	**$163,804**	**$171,384**	**$174,447**	**(4.4%)**	**(6.1%)**

nm - not meaningful

*Excluding Visa indemnification charges, restructuring charges and credit costs. Non-GAAP financial measure; see appendix.

Pre-tax, Pre-credit Costs Income[(1)]

(dollars in millions)



$110.6
$106.6
$111.5
$108.0
$100.7
1Q12
2Q12
3Q12
4Q12
1Q13

1Q13 vs. 4Q12 Key Drivers
(in millions)
-net interest income ↓$7.7
-non-interest income ↓ $7.2
(excluding securities gains, net) [(1)]
-core expenses[(1)] ↓ 7.6

	1Q12	2Q12	3Q12	4Q12	1Q13
Income (loss) before income taxes	$36	$38	$31	($73)	$47
Add: Provision for losses on loans	66	44	64	147	36
Add: Other credit costs[(2)]	25	26	22	39	13
Add: Restructuring charges	1	1	1	2	5
Add: Visa indemnification charges	3	2	1	1	-
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-
Pre-tax, pre-credit costs income [(1)]	**$111**	**$107**	**$112**	**$108**	**$101**
Pre-tax, pre-credit costs income/risk-weighted assets [(1)(3)]	**2.1%**	**2.0%**	**2.1%**	**2.0%**	**1.9%** [(4)]

(1) Non-GAAP financial measure; see appendix.
(2) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale.
(3) Annualized
(4) Preliminary

Distressed Asset Dispositions



(dollars in millions)
$600
$450
$300
$150
$0
$192
$195
$169
$147
$135
$128
$110
$545
$61
45%
45%
37%
39%
42%
35%
43%
45%
46%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Book Balance of Dispositions
Realization Rate as % of Unpaid Principal Balance at Default

Special Mention Loans (Criticized)



(dollars in millions)
$2,528
$2,334
$2,095
$2,089
$1,966
Down 35% from 1Q12
$1,652
$1,493
$1,377
$1,271
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13

Substandard Accruing Loans



(dollars in millions)
$1,400
$1,050
$700
$350
$0
$1,375
$988
$387
$1,176
$810
$366
$1,065
$710
$355
$1,067
$686
$381
$965
$621
$344
$673
$392
$281
$656
$261
$395
38% decline from 1Q12
3% decline from 4Q12
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Other Substandard Accruing Loans
Substandard Accruing TDRs



Composition of 1Q13 Substandard Accruing Loans
25%
51%
4%
6%
14%
Investment Properties
C&I
Retail
Land
Residential

NPL Inflows by Portfolio Type

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13
Investment properties	$14	$36	$35	$79	$12
Residential properties/ land-related	67	35	36	144	28
Commercial and industrial	38	32	25	25	20
Retail	21	21	19	15	24
Total	**$140**	**$124**	**$115**	**$263**	**$84**

Residential C&D and Land Acquisition Portfolio

(dollars in millions)



Performing Residential C&D and Land Acquisition Portfolio
$5,875
$4,762
$2,821
$1,768
$1,363
$970
$928
Decline of 84% from peak
4Q07
4Q08
4Q09
4Q10
4Q11
4Q12
1Q13

- The residential C&D and land portfolio comprises approximately 45% of total NPAs
- Performing residential C&D and land acquisition portfolio has decreased by 84% from a peak of $5.9B in 4Q07 to less than $1.0B in 1Q13
  - 1Q13 portfolio represents 5% of total performing loans, compared to 22% in 4Q07



Composition of 1Q13 Performing Residential C&D and Land Acquisition Portfolio
Florida 16%
Atlanta 23%
Alabama 12%
Tennessee 2%
South Carolina 16%
Other Georgia 31%

1Q13 Key Credit Metrics

	Outstanding Balance*	NPLs	NPL Ratio	Pass	Special Mention	Sub-standard
1-4 family construction	$122	4	3.18%	$102	7	$9
Residential land dev.	249	33	13.51	131	44	41
Land acquisition	762	168	22.02	416	135	43
Total res. C&D & land	**1,133**	**205**	**18.10**	**649**	**186**	**93**
1-4 family investment mortgage	$867	31	3.61	$647	149	$40

*Includes accruing and non-accruing loans

Investment Properties Portfolio

(dollars in millions)

Composition of 1Q13 Investment Properties Portfolio



Other Investment Property 11%
Multi-Family 20%
Warehouses 12%
Commercial Development 5%
Hotels 15%
Shopping Centers 19%
Office Buildings 18%

	Outstanding Balance	NPL Inflows	NPL Ratio	30+ DPD Ratio	1Q13 Net Charge-off Ratio*
Multi-family	$857	-	0.46%	0.02	1.17%
Hotels	657	-	0.54	-	0.48
Office buildings	767	7	1.46	0.05	0.23
Shopping centers	846	3	1.34	0.14	0.34
Warehouses	531	-	0.46	0.27	3.36
Other investment property	498	2	2.26	0.10	0.69
Commercial development	206	-	23.30	0.06	5.81
Total investment properties	**$4,363**	**12**	**2.10%**	**0.09**	**1.18%**

*As a % of average loans, annualized

- Excluding commercial development, NPL ratio would be 1.05% for 1Q13
  - NPL inflows of $12 million were the lowest in five years
- Past due ratio improved to 0.09% in 1Q13 from 0.15% in 4Q12
  - There were no loans past due greater than 90 days as of March 31, 2013

C&I Portfolio

(dollars in millions)

1Q13 Diverse Industry Exposure



1.9%
2.5%
3.2%
2.1%
7.7%
15.5%
4.6%
8.9%
5.0%
5.6%
6.4%
5.0%
8.4%
6.0%
7.3%
9.9%
Health Care
Manufacturing
Finance/Insurance
Construction
R/E Leasing
Other Services
Retail Trade
R/E Other
Wholesale Trade
Accommoda. & Food Svcs.
Prof., Scientific, Tech. Svcs.
Transport. & Warehousing
Ag, Forestry, Fishing
Educational Svcs.
Arts, Entertainment, Rec.
All Other

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	Net Charge-off Ratio*
Commercial, financial & agricultural	$5,222	1.40%	0.28	0.67
Owner occupied real estate	3,825	1.10	0.28	0.41
Total C&I loans	**$9,047**	**1.27**	**0.28**	**0.56**

*As a % of average loans, annualized

- Non-performing loan ratio ended the quarter at 1.27%, down from 1.35% in 4Q12
- Total past dues are 0.28%, down from 0.38% in 4Q12
  - Less than $1 million in loans past due 90 days or more
- C&I portfolio fundamentals remain favorable

Retail Portfolio

(dollars in millions)

Composition of 1Q13 Retail Portfolio



Florida
15%
Atlanta
13%
Alabama
16%
Tennessee
7%
South Carolina
14%
Other Georgia
35%

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	Net Charge-off Ratio *
Home equity lines	$1,509	1.33%	0.68	0.77
Consumer mortgages	1,378	2.93	1.90	1.14
Small business loans	553	0.89	0.76	1.67
Credit cards	252	-	1.96	2.91
Other retail loans	288	1.50	0.94	1.61
Total retail loans	**$3,980**	**1.75**	**1.22**	**1.22**

*As a % of average loans, annualized

- Retail credit metrics remain stable

Loan Loss Reserve Coverage Trends



(dollars in millions)
3.23%
$678
3.08%
$631
2.96%
$595
2.67%
$536
2.56%
$508
2.30%
$453
2.13%
$420
1.91%
$373
1.82%
$352
176.08%
161.55%
145.12%
124.04%
128.32%
136.94%
131.56%
93.58%
97.75%
75.74%
71.33%
68.27%
60.76%
60.74%
60.03%
60.04%
68.72%
68.54%
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
Loan Loss Reserve
LLR to NPLs
LLR to NPLs(excluding NPLs for which the expected loss has been charged off)

Past Dues by Portfolio Type

(dollars in millions)

	30-Days + Past Due(1)		Outstanding Balance
	4Q12	1Q13	1Q13
Investment properties	0.14%	0.09	$4,363
1-4 family construction	1.54	0.02	122
1-4 family investment mortgage	1.18	1.07	867
Residential development	0.31	0.15	248
Residential properties	**1.02**	**0.78**	**1,237**
Land for future development	0.47	0.15	763
Total CRE	**0.36**	**0.23**	**6,363**
Commercial and industrial	0.38	0.28	9,047
Retail	1.18	1.22	3,980
Total(2)	**0.54%**	**0.46**	**$19,368**

(1) As a % of average loans, annualized
(2)Excludes unearned income of $20.4 million

Net Charge-offs by Type

(dollars in millions, % of average loans annualized)	3Q12		4Q12		1Q13	
Investment properties	$10	0.90%	$43	3.90%	$13	1.18%
1-4 family properties	11	3.04	38	11.03	3	0.95
Land for future development	30	12.33	46	21.53	17	8.60
Total CRE	**51**	**2.96**	**127**	**7.66**	**33**	**2.05**
Commercial and industrial	34	1.55	52	2.27	12	0.56
Retail	11	1.12	15	1.51	12	1.22
Total net charge-offs	**$96**	**1.97%**	**$194**	**3.94%**	**$57**	**1.18%**

Improvement in Concentrations

(dollars in millions)	4Q08		4Q09		4Q10		4Q11		4Q12		1Q13	
Investment properties	$5,523	19.8%	$5,897	23.2%	$5,059	23.4%	$4,569	22.8%	$4,376	22.3%	$4,363	22.5%
Residential properties	5,177	18.5	3,316	13.1	2,103	9.8	1,618	8.1	1,279	6.5	1,237	6.4
Land acquisition	1,620	5.8	1,529	6.0	1,218	5.6	1,095	5.4	794	4.1	763	3.9
Total CRE	**$12,320**	**44.1%**	**$10,742**	**42.3%**	**$8,380**	**38.8%**	**$7,282**	**36.3%**	**$6,449**	**32.9%**	**$6,363**	**32.8%**
C&I	11,248	40.2	10,448	41.1	9,265	42.9	8,929	44.4	9,102	46.6	9,047	46.7
Retail	4,390	15.7	4,212	16.6	3,951	18.3	3,880	19.3	4,011	20.5	3,980	20.5
Total*	**$27,920**	**100.0%**	**$25,383**	**100.0%**	**$21,586**	**100.0%**	**$20,080**	**100.0%**	**$19,542**	**100.0%**	**$19,368**	**100.0%**

*Total loans exclude unearned income, which is not displayed on this table.

Non-GAAP Financial Measures

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13
Total risk-weighted assets	$21,230	$21,146	$21,443	$21,388	$21,235 (3)
Income (loss) before taxes	$36	$38	$31	($73)	$47
Add: Provision for losses on loans	66	44	64	147	36
Add: Other credit costs(1)	25	26	22	39	13
Add: Restructuring charges	1	1	1	2	5
Add: Visa indemnification charges	3	2	1	1	-
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-
Pre-tax, pre-credit costs income	**$111**	**$107**	**$112**	**$108**	**$101**
Pre-tax, pre-credit costs income/RWA(2)	**2.1%**	**2.0%**	**2.1%**	**2.0%**	**1.9% (3)**

(in millions)	1Q12	2Q12	3Q12	4Q12	1Q13
Total non-interest income	$84	$76	$73	$80	$65
Subtract: Investment securities gains, net	(20)	(4)	(7)	(8)	-
Non-interest income excluding investment securities gains, net	**$64**	**$72**	**$66**	**$72**	**$65**

(1) Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale
(2) Annualized
(3) Preliminary

Non-GAAP Financial Measures

(in millions)	3Q07	4Q07	1Q08	2Q08	3Q08	4Q08	1Q09	2Q09	3Q09
Total non-interest expense	$210	$233	$199	$264	$272	$721	$261	$394	$317
Other credit costs*	4	14	9	30	45	78	46	184	110
Restructuring charges	-	-	-	4	9	3	6	-	-
Visa indemnification charges	12	25	(17)	-	6	(6)	-	-	6
Goodwill impairment	-	-	-	27	10	443	-	-	-
Core expenses	**$194**	**$194**	**$207**	**$203**	**$202**	**$203**	**$209**	**$210**	**$201**

	4Q09	1Q10	2Q10	3Q10	4Q10	1Q11	2Q11	3Q11	4Q11
Total non-interest expense	$249	$253	$259	$269	$229	$240	$222	$223	$219
Other credit costs*	41	54	54	62	29	36	38	40	36
Restructuring charges	-	-	-	3	2	24	3	3	1
Visa indemnification charges	(2)	-	-	-	-	-	-	-	6
(Loss) gain on curtailment of post-retirement benefit	-	-	-	-	(7)	-	-	-	-
Goodwill impairment	15	-	-	-	-	-	-	-	-
Core expenses	**$195**	**$199**	**$205**	**$204**	**$205**	**$180**	**$181**	**$180**	**$176**

	1Q12	2Q12	3Q12	4Q12	1Q13
Total non-interest expense	$203	$208	$191	$213	$182
Other credit costs*	(25)	(26)	(22)	(39)	(13)
Restructuring charges	(1)	(1)	(1)	(2)	(5)
Visa indemnification charges	(3)	(2)	(1)	(1)	-
Core expenses	**$174**	**$179**	**$167**	**$171**	**$164**

* Other credit costs consist primarily of losses on ORE, provision for losses on unfunded commitments, and charges related to other loans held for sale

Non-GAAP Financial Measures

	1Q12	2Q12	3Q12	4Q12	1Q13
Sequential quarter (decline) increase in total loans	($236)	($164)	$52	($190)	($174)
Transfers to other loans held for sale	97	110	71	479	46
Foreclosures	48	30	43	34	30
Charge-offs excluding transfers to other loans held for sale	66	53	74	23	46
Net sequential quarter loan (decline) growth	**($25)**	**$29**	**$240**	**$345**	**($52)**

	1Q12	2Q12	3Q12	4Q12	1Q13
Total deposits	$22,138	$21,565	$20,847	$21,057	$20,561
Brokered deposits	(1,407)	(1,149)	(920)	(1,093)	(1,333)
Core deposits	**$20,731**	**$20,416**	**$19,927**	**$19,964**	**$19,228**
Time deposits	(4,302)	(4,098)	(3,771)	(3,583)	(3,482)
Core deposits excluding time deposits	**$16,429**	**$16,318**	**$16,156**	**$16,381**	**$15,746**

Non-GAAP Financial Measures

(dollars in millions)	Years ended December 31, 2009	2010	2011
Total assets	$32,831	$30,093	$27,163
Subtract: Goodwill	(24)	(24)	(24)
Subtract: Other intangible assets, net	(17)	(12)	(9)
Tangible assets	$32,790	$30,057	$27,130
Total shareholders' equity	$2,851	$2,998	$2,827
Subtract: Goodwill	(24)	(24)	(24)
Subtract: Other intangible assets, net	(17)	(12)	(9)
Subtract: Series A Preferred Stock	(928)	(937)	(947)
Tangible common equity	$1,882	$2,025	$1,847
Tangible common equity to tangible assets ratio	**5.74%**	**6.73%**	**6.81%**

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13
Total assets	$27,065	$26,294	$25,764	$26,760	$26,213
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)
Tangible assets	$27,033	$26,263	$25,734	$26,731	$26,184
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)
Tangible common equity	$1,840	$1,870	$1,891	$2,583	$2,589
Tangible common equity to tangible assets ratio	**6.81%**	**7.12%**	**7.35%**	**9.66%**	**9.89%**

Non-GAAP Financial Measures

(dollars in millions)	Years ended December 31, 2009	2010	2011
Total shareholders' equity	$2,851	$2,998	$2,827
Subtract: Accumulated other comprehensive (income) loss	(85)	(57)	(21)
Subtract: Goodwill	(24)	(24)	(24)
Subtract: Other intangible assets, net	(17)	(12)	9
Subtract: Disallowed deferred tax assets	(12)	(2)	-
Add: Other items	8	7	8
Subtract: Series A Preferred Stock	(928)	(937)	(947)
Subtract: Qualifying trust preferred securities	(10)	(10)	(10)
Tier 1 common equity	1,783	1,963	1,824
Risk weighted assets	26,782	22,749	21,487
Tier 1 common equity ratio	**6.66%**	**8.63%**	**8.49%**

(dollars in millions)	1Q12	2Q12	3Q12	4Q12	1Q13
Total shareholders' equity	$2,822	$2,853	$2,876	$3,569	$3,578
Subtract: Accumulated other comprehensive (income) loss	2	(7)	(16)	(4)	(3)
Subtract: Goodwill	(24)	(24)	(24)	(24)	(24)
Subtract: Other intangible assets, net	(8)	(7)	(6)	(5)	(5)
Subtract: Disallowed deferred tax assets	-	-	-	(710)	(687)
Add: Other items	9	8	7	7	7
Subtract: Series A Preferred Stock	(950)	(952)	(955)	(957)	(960)
Subtract: Qualifying trust preferred securities	(10)	(10)	(10)	(10)	(10)
Tier 1 common equity	1,841	1,861	1,872	1,866	1,896
Risk weighted assets	21,230	21,146	21,443	21,388	21,235 *
Tier 1 common equity ratio	**8.67%**	**8.80%**	**8.73%**	**8.72%**	**8.93% ***

*Preliminary